UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:    811-22392

Cohen & Steers Preferred Securities and Income Fund, Inc.

(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY 10017

(Address of principal executive offices) (Zip code)

Dana A DeVivo

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (212) 832-3232

Date of fiscal year end:    December 31

Date of reporting period:    December 31, 2019

Item 1. Reports to Stockholders.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

To Our Shareholders:

We would like to share with you our report for the year ended December 31, 2019. The total returns for Cohen & Steers Preferred Securities and Income Fund, Inc. (the Fund) and its comparative benchmarks were:

	Six Months Ended December 31, 2019	Year Ended December 31, 2019
Cohen & Steers Preferred Securities and Income Fund:
Class A	6.19%	17.75%
Class C	5.81%	16.93%
Class F	6.37%	18.12%
Class I	6.33%	18.05%
Class R	6.11%	17.46%
Class Z	6.36%	18.11%
ICE BofAML Fixed Rate Preferred Securities Index[a]	5.11%	17.71%
Blended Benchmark—60% ICE BofAML US IG Institutional Capital Securities Index/20% ICE BofAML Core Fixed Rate Preferred Securities Index/20% Bloomberg Barclays Developed Market USD Contingent Capital Index[a]	5.93%	18.43%
S&P 500 Index[a]	10.92%	31.49%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at net asset value (NAV). Fund performance figures reflect fee waivers and/or expense reimbursements, where applicable, without which the performance would have been lower. Performance quoted does not reflect the deduction of the maximum 3.75% initial sales charge on Class A shares or the 1.00% maximum contingent deferred sales charge on Class C shares. The 1.00% maximum contingent

[a]

The ICE BofAML Fixed Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market. The ICE BofAML US IG Institutional Capital Securities Index tracks the performance of US dollar denominated investment grade hybrid capital corporate and preferred securities publicly issued in the US domestic market. The ICE BofAML Core Fixed Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market, excluding $1,000 par securities. The Bloomberg Barclays Developed Market USD Contingent Capital Index includes hybrid capital securities in developed markets with explicit equity conversion or write down loss absorption mechanisms that are based on an issuer’s regulatory capital ratio or other explicit solvency-based triggers. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

deferred sales charge on Class C shares applies if redemption occurs on or before the one year anniversary date of their purchase. If such charges were included, returns would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

The Fund makes regular monthly distributions at a level rate (the Policy). Distributions paid by the Fund are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. As a result of the Policy, the Fund may pay distributions in excess of the Fund’s investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund’s assets. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Market Review

Following widespread market disruption at the end of 2018, as the Federal Reserve capped its interest-rate-hike program begun two years previously, preferred securities rebounded with strong total returns in 2019. Markets were broadly supported by accommodative monetary policy actions around the globe—including renewed policy easing in the U.S. At the same time, sovereign bond yields fell as global growth slowed and trade wars flared. The yield on the U.S. 10-year Treasury fell from 2.7% to 1.9% by December, after bottoming at 1.5% in September. Government bond yields in Europe and Japan dropped below zero, where they remained for much of the period. At the same time, credit spreads mostly narrowed as accommodative monetary policies fed optimism that growth, while modest, would remain healthy enough to benefit corporate credit profiles; low rates further supported spreads via strong investor interest in income securities.

Low and declining rates encouraged investors to seek extra yield through more aggressive action (for example, by moving out on the duration spectrum or accepting more credit risk). In this environment, preferreds outpaced Treasuries and all but the longest-term corporate bonds, and they even fared well compared with high-yield debt. High yield was held back by weakness in the energy and retailing segments, which have almost no representation in the preferred universe.

Fund Performance

The Fund had a positive total return in the period but underperformed its blended benchmark.

Declining interest rates and a record amount of negative-yielding debt helped fuel demand for preferreds and other higher-yielding securities. The Fund’s allocation to longer-duration, rate-sensitive perpetual securities contributed to relative performance.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

With sovereign yields falling and credit spreads contracting, the Fund’s allocations to securities with higher amounts of call protection added to the Fund’s relative performance; prices of these securities rose more significantly as yields fell. We chose not to own certain issues with shorter time periods before issuer calls or resets, and we held overweight positions in certain securities with longer-dated calls or resets.

Contingent capital securities (CoCos), issued mostly by European banks, were among the best performers across fixed income in the year as the European Central Bank restarted its bond-buying program in the spring, and were further helped by a late-period lessening in political risk. A decisive win by the U.K. Conservative Party reduced Brexit uncertainty, while in Italy a new government coalition came into power and eased fears of growing tensions with the European Union. The Fund’s overweight in CoCos as a group aided performance.

At the sector level, security selection in the insurance sector contributed to relative performance, aided by an overweight position in a long-duration issue from Arch Capital that returned more than 30%. Performance additionally benefited from selective purchases of new issues, such as a security from Athene Holding Ltd. that was well received. Security selection in the utilities sector and an overweight in telecommunications further contributed to performance.

The Fund’s security selection in the pipeline sector detracted from relative performance. The portfolio did not own or was underweight certain long-duration securities with low resets from pipeline issuers that outperformed as credit spreads narrowed. Security selection in the real estate and finance sectors also hindered performance.

Impact of Derivatives on Fund Performance

The Fund used derivatives in the form of currency options for hedging purposes, as well as forward foreign currency exchange contracts for managing currency risk on certain Fund positions denominated in foreign currencies. These instruments did not have a material effect on the Fund’s total return for the 12-month period ended December 31, 2019.

Sincerely,

WILLIAM F. SCAPELL Portfolio Manager	ELAINE ZAHARIS-NIKAS Portfolio Manager

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds specializes in liquid real assets, including real estate securities, listed infrastructure and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Performance Review (Unaudited)

Class A—Growth of a $10,000 Investment	Class C—Growth of a $10,000 Investment

Class F—Growth of a $10,000 Investment	Class I—Growth of a $100,000 Investment

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Performance Review (Unaudited)—(Continued)

Class R—Growth of a $10,000 Investment	Class Z—Growth of a $10,000 Investment

Average Annual Total Returns—For Periods Ended December 31, 2019

	Class A Shares	Class C Shares	Class F Shares	Class I Shares	Class R Shares	Class Z Shares
1 Year (with sales charge)	13.33%[a]	15.93%[d]	—	—	—	—
1 Year (without sales charge)	17.75%	16.93%	18.12%	18.05%	17.46%	18.11%
5 Years (with sales charge)	5.69%[a]	5.81%`	—	—	—	—
5 Years (without sales charge)	6.50%	5.81%	—	6.84%	6.33%	6.87%
Since Inception[e] (with sales charge)	7.87%[a]	7.58%	—	—	—	—
Since Inception[e] (without sales charge)	8.29%	7.58%	6.98%	8.65%	6.35%	6.90%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. The performance graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the periods presented above, the investment advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Performance Review (Unaudited)—(Continued)

The annualized gross and net expense ratios, respectively, for each class of shares as disclosed in the May 1, 2019 prospectus, as supplemented on December 20, 2019, were as follows: Class A—1.16% and 1.16%; Class C—1.81% and 1.81%; Class F—0.81% and 0.81%; Class I—0.87% and 0.86%; Class R—1.31% and 1.31%; and Class Z—0.81% and 0.81%. The investment advisor has contractually agreed to waive its fee and/or reimburse expenses through June 30, 2021, so that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses) do not exceed 1.20% for Class A shares, 1.85% for Class C shares, 0.85% for Class F shares, 0.85% for Class I shares, 1.35% for Class R shares and 0.85% for Class Z shares. This contractual agreement can be amended at any time by agreement of the Fund’s Board of Directors and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund.

[a]	Reflects a 3.75% front-end sales charge.
[b]

The comparative indexes are not adjusted to reflect expenses or other fees that the U.S. Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. The Fund’s benchmarks do not include below-investment-grade securities. The Fund’s performance assumes the reinvestment of all dividends and distributions at NAV. For more information, including charges and expenses, please read the prospectus carefully before you invest.

[c]

The Linked Blended Benchmark consists of 50% ICE BofAML Capital Securities Index and 50% ICE BofAML Fixed Rate Preferred Securities Index through December 31, 2016 and the blended benchmark consisting of 60% ICE BofAML US IG Institutional Capital Securities Index, 30% ICE BofAML Core Fixed Rate Preferred Securities Index, and 10% Bloomberg Barclays Developed Market USD Contingent Capital Index from January 1, 2017 through December 31, 2018. Thereafter, it consists of 60% ICE BofAML US IG Institutional Capital Securities Index, 20% ICE BofAML Core Fixed Rate Preferred Securities Index, and 20% Bloomberg Barclays Developed Market USD Contingent Capital Index.

[d]	Reflects a contingent deferred sales charge of 1.00%.
[e]	Inception date of May 3, 2010 for Class A, C and I shares, April 3, 2017 for Class F shares and October 1, 2014 for Class R and Z shares.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs including investment advisory fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2019—December 31, 2019.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period[a] July 1, 2019— December 31, 2019
Class A
Actual (6.19% return)	$1,000.00	$1,061.90	$5.92
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.46	$5.80

Class C
Actual (5.81% return)	$1,000.00	$1,058.10	$9.29
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.18	$9.10

Class F
Actual (6.37% return)	$1,000.00	$1,063.70	$4.11
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.22	$4.02

Class I
Actual (6.33% return)	$1,000.00	$1,063.30	$4.42
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.92	$4.33

Class R
Actual (6.11% return)	$1,000.00	$1,061.10	$6.70
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.70	$6.56

Class Z
Actual (6.36% return)	$1,000.00	$1,063.60	$4.11
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.22	$4.02

[a]

Expenses are equal to the Fund’s Class A, Class C, Class F, Class I, Class R and Class Z annualized net expense ratios of 1.14%, 1.79%, 0.79%, 0.85%, 1.29% and 0.79%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

December 31, 2019

Top Ten Holdingsa

(Unaudited)

Security	Value	% of Net Assets

General Electric Co., 5.00%, Series D	$150,525,495	1.7
Credit Suisse Group AG, 7.50%, 144A (Switzerland)	117,611,076	1.3
Emera, Inc., 6.75%, due 6/15/76, Series 16-A (Canada)	116,939,198	1.3
MetLife, Inc., 9.25%, due 4/8/38, 144A	100,101,369	1.1
Bank of America Corp., 5.875%, Series FF	99,564,503	1.1
Transcanada Trust, 5.50%, due 9/15/79 (Canada)	98,951,120	1.1
Prudential Financial, Inc., 5.625%, due 6/15/43	96,668,017	1.1
Credit Suisse Group AG, 7.125% (Switzerland)	90,376,811	1.0
Transcanada Trust, 5.875%, due 8/15/76, Series 16-A (Canada)	86,908,938	1.0
JPMorgan Chase & Co., 6.75%, Series S	86,114,633	1.0

[a]

Top ten holdings (excluding short-term investments) are determined on the basis of the value of individual securities held. The Fund may also hold positions in other securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdown

(Based on Net Assets)

(Unaudited)

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

December 31, 2019

		Shares	Value

PREFERRED SECURITIES—$25 PAR VALUE	18.0%
BANKS	5.6%
Bank of America Corp., 6.20%, Series CCa		508,047	$13,300,670
Bank of America Corp., 6.00%, Series EEa		642,501	16,962,026
Bank of America Corp., 6.00%, Series GGa		2,137,224	58,752,288
Bank of America Corp., 5.875%, Series HHa		1,330,325	36,025,201
Bank of America Corp., 5.375%, Series KKa		319,175	8,490,055
Capital One Financial Corp., 5.00%, Series Ia		272,486	6,836,674
Citigroup, Inc., 6.30%, Series Sa		807,726	21,170,499
Citizens Financial Group, Inc., 6.35% to 4/6/24, Series Da,b		213,800	6,048,402
First Republic Bank/CA, 4.70%, Series Ja		709,956	18,018,683
GMAC Capital Trust I, 7.695% (3 Month US LIBOR + 5.785%), due 2/15/40, Series 2 (TruPS) (FRN)[c]		2,733,568	71,209,446
Huntington Bancshares, Inc., 6.25%, Series Da		642,280	16,699,280
JPMorgan Chase & Co., 6.125%, Series Ya		376,646	9,634,605
New York Community Bancorp, Inc., 6.375% to 3/17/27, Series Aa,b		666,613	18,638,500
Regions Financial Corp., 6.375% to 9/15/24, Series Ba,b		493,963	13,939,636
Regions Financial Corp., 5.70% to 5/15/29, Series Ca,b		1,906,412	53,169,831
Sterling Bancorp, 6.50%, Series Aa		84,173	2,243,210
SVB Financial Group, 5.25%, Series Aa		17,267	446,352
Synovus Financial Corp., 5.875% to 7/1/24, Series Ea,b		987,875	26,376,263
Wells Fargo & Co., 5.20%[a]		794,378	20,288,414
Wells Fargo & Co., 5.85% to 9/15/23, Series Qa,b		731,704	20,041,373
Wells Fargo & Co., 6.625% to 3/15/24, Series Ra,b		317,204	9,144,991
Wells Fargo & Co., 6.00%, Series Va		818,956	21,284,666
Wells Fargo & Co., 5.70%, Series Wa		745,763	19,501,702
Wells Fargo & Co., 5.625%, Series Ya		372,973	9,954,649

			498,177,416

CONSUMER, CYCLICAL—AUTOMOBILES	0.3%
Ford Motor Co., 6.00%, due 12/1/59		850,000	22,550,500

ELECTRIC	1.0%
CMS Energy Corp., 5.875%, due 3/1/79		1,582,576	43,220,150
Duke Energy Corp., 5.75%, Series Aa		1,238,249	34,311,880
Integrys Holding, Inc., 6.00% to 8/1/23, due 8/1/73[b]		348,222	9,445,522

			86,977,552

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2019

		Shares	Value

FINANCIAL	2.0%
DIVERSIFIED FINANCIAL SERVICES	0.7%
Apollo Global Management, Inc., 6.375%, Series Ba		622,168	$16,842,088
KKR & Co., Inc., 6.75%, Series Aa		847,743	22,541,486
Synchrony Financial, 5.625%, Series Aa		1,040,800	26,592,440

			65,976,014

INVESTMENT ADVISORY SERVICES	0.1%
Ares Management Corp., 7.00%, Series Aa		442,123	11,937,321

INVESTMENT BANKER/BROKER	1.2%
Morgan Stanley, 6.875% to 1/15/24, Series Fa,b		841,266	23,807,828
Morgan Stanley, 6.375% to 10/15/24, Series Ia,b		1,896,133	53,414,067
Morgan Stanley, 5.85% to 4/15/27, Series Ka,b		938,204	26,607,465

			103,829,360

TOTAL FINANCIAL			181,742,695

INDUSTRIALS—CHEMICALS	0.6%
CHS, Inc., 7.10% to 3/31/24, Series 2[a,b]		853,736	23,255,769
CHS, Inc., 6.75% to 9/30/24, Series 3[a,b]		814,867	21,756,949
CHS, Inc., 7.50%, Series 4[a]		452,176	12,376,057

			57,388,775

INSURANCE	4.3%
LIFE/HEALTH INSURANCE	1.3%
Athene Holding Ltd., 6.35% to 6/30/29, Series Aa,b		1,762,359	49,786,642
Athene Holding Ltd., 5.625%, Series Ba		267,250	7,001,950
AXA Equitable Holdings, Inc., 5.25%, Series Aa		798,600	20,843,460
MetLife, Inc., 5.625%, Series Ea		247,579	6,766,334
Voya Financial, Inc., 5.35% to 9/15/29, Series Ba,b		903,475	24,384,790

			108,783,176

MULTI-LINE	1.3%
Allstate Corp./The, 5.10%, Series Ha		2,215,560	57,914,739
Hanover Insurance Group, Inc./The, 6.35%, due 3/30/53		201,520	5,233,474
Hartford Financial Services Group, Inc./The, 6.00%, Series Ga		81,267	2,245,407
WR Berkley Corp., 5.10%, due 12/30/59		1,075,000	27,079,250
WR Berkley Corp., 5.75%, due 6/1/56		928,660	24,330,892

			116,803,762

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2019

		Shares	Value

MULTI-LINE—FOREIGN	1.0%
Aegon Funding Co. LLC, 5.10%, due 12/15/49 (Netherlands)		1,797,691	$46,650,081
PartnerRe Ltd., 6.50%, Series G (Bermuda)[a]		942,584	24,865,366
PartnerRe Ltd., 5.875%, Series I (Bermuda)[a]		797,157	20,542,736

			92,058,183

PROPERTY CASUALTY—FOREIGN	0.3%
Enstar Group Ltd., 7.00% to 9/1/28, Series D (Bermuda)[a,b]		1,040,000	29,036,800

REINSURANCE	0.4%
Arch Capital Group Ltd., 5.25%, Series Ea		500,194	12,744,943
Arch Capital Group Ltd., 5.45%, Series Fa		729,955	18,825,540

			31,570,483

TOTAL INSURANCE			378,252,404

INTEGRATED TELECOMMUNICATIONS SERVICES	0.2%
AT&T, Inc., 5.625%, due 8/1/67		171,643	4,730,481
AT&T, Inc., 5.00%, Series Aa		336,507	8,850,134

			13,580,615

PIPELINES	0.8%
Energy Transfer Operating LP, 7.375% to 5/15/23, Series Ca,b		852,747	20,653,533
Energy Transfer Operating LP, 7.625% to 8/15/23, Series Da,b		1,243,571	30,865,432
Energy Transfer Operating LP, 7.60% to 5/15/24, Series Ea,b		825,169	20,893,279

			72,412,244

PIPELINES—FOREIGN	0.3%
Enbridge, Inc., 6.375% to 4/15/23, due 4/15/78, Series B (Canada)[b]		1,024,543	28,256,896

REAL ESTATE	1.5%
DIVERSIFIED	0.2%
Colony Capital, Inc., 8.75%, Series Ea		539,286	13,643,936
Colony Capital, Inc., 7.15%, Series Ia		118,380	2,860,061

			16,503,997

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2019

		Shares	Value

HOTEL	0.1%
Hersha Hospitality Trust, 6.875%, Series Ca		199,569	$4,993,216
Summit Hotel Properties, Inc., 6.25%, Series Ea		80,000	2,044,000
Sunstone Hotel Investors, Inc., 6.95%, Series Ea		185,763	4,831,696

			11,868,912

NET LEASE	0.2%
VEREIT, Inc., 6.70%, Series Fa		860,145	21,933,697

OFFICE	0.2%
Brookfield Property Partners LP, 6.375%, Series A2[a]		530,000	14,060,900

RESIDENTIAL—SINGLE FAMILY	0.4%
American Homes 4 Rent, 6.50%, Series Da		605,566	15,859,773
American Homes 4 Rent, 6.35%, Series Ea		647,516	16,777,140

			32,636,913

SHOPPING CENTERS	0.2%
COMMUNITY CENTER	0.1%
SITE Centers Corp., 6.375%, Series Aa		518,799	13,592,534

REGIONAL MALL	0.1%
Taubman Centers, Inc., 6.25%, Series Ka		160,081	4,147,699
Taubman Centers, Inc., 6.50%, Series Ja		170,050	4,412,797

			8,560,496

TOTAL SHOPPING CENTERS			22,153,030

SPECIALTY	0.2%
Digital Realty Trust, Inc., 6.35%, Series Ia		346,819	8,951,398
Digital Realty Trust, Inc., 5.20%, Series La		169,900	4,385,119

			13,336,517

TOTAL REAL ESTATE			132,493,966

UTILITIES	0.9%
NextEra Energy Capital Holdings, Inc., 5.65%, due 3/1/79, Series N		1,269,635	34,826,088
NiSource, Inc., 6.50% to 3/15/24, Series Ba,b		681,041	18,987,423
Sempra Energy, 5.75%, due 7/1/79		622,500	16,539,825
Spire, Inc., 5.90%, Series Aa		358,925	9,913,509

			80,266,845

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2019

		Shares		Value

UTILITIES—FOREIGN	0.5%
Algonquin Power & Utilities Corp., 6.875% to 10/17/23, due 10/17/78 (Canada)[b]		662,483		$18,675,395
Algonquin Power & Utilities Corp., 6.20% to 7/1/24, due 7/1/79, Series 19-A (Canada)[b]		991,164		27,950,825

				46,626,220

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$1,518,887,511)				1,598,726,128

		Principal Amount
PREFERRED SECURITIES—CAPITAL SECURITIES	76.4%
BANKS	14.1%
Bank of America Corp., 5.875% to 3/15/28, Series FFa,b		$89,722,000		99,564,503
Bank of America Corp., 6.10% to 3/17/25, Series AAa,b		33,813,000		37,685,096
Bank of America Corp., 6.25% to 9/5/24, Series Xa,b		68,937,000		76,655,531
Bank of America Corp., 6.50% to 10/23/24, Series Za,b		49,828,000		56,590,407
Bank of America Corp., 8.05%, due 6/15/27, Series B		3,000,000		3,796,345
Citigroup, Inc., 5.90% to 2/15/23[a,b]		30,183,000		32,091,018
Citigroup, Inc., 5.95% to 1/30/23[a,b]		29,957,000		31,739,891
Citigroup, Inc., 5.95% to 5/15/25, Series Pa,b		38,796,000		42,369,306
Citigroup, Inc., 6.125% to 11/15/20, Series Ra,b		12,824,000		13,245,268
Citigroup, Inc., 6.25% to 8/15/26, Series Ta,b		64,988,000		73,901,429
Citigroup, Inc., 5.00% to 9/12/24, Series Ua,b		46,950,000		49,209,469
Citizens Financial Group, Inc., 6.375% to 4/6/24, Series Ca,b		16,800,000		17,959,536
CoBank ACB, 6.125%, Series Ga		175,200	†	17,958,000
CoBank ACB, 6.20% to 1/1/25, Series Ha,b		103,600	†	10,929,800
CoBank ACB, 6.25% to 10/1/22, Series Fa,b		346,400	†	36,545,200
CoBank ACB, 6.25% to 10/1/26, Series Ia,b		41,929,000		46,331,545
Dresdner Funding Trust I, 8.151%, due 6/30/31, 144Ad		27,429,945		36,998,058
Farm Credit Bank of Texas, 6.75% to 9/15/23, 144Aa,b,d		251,700	†	27,057,750
First Union Capital II, 7.95%, due 11/15/29, Series A		5,055,000		6,875,718
Goldman Sachs Group, Inc./The, 5.50% to 8/10/24, Series Qa,b		24,580,000		26,331,325
Goldman Sachs Group, Inc./The, 4.95% to 2/10/25, Series Ra,b		24,300,000		25,220,363

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2019

		Principal Amount	Value

JPMorgan Chase & Co., 5.00% to 8/1/24, Series FFa,b		$33,735,000	$35,126,569
JPMorgan Chase & Co., 5.406% (3 Month US LIBOR + 3.47%), Series I (FRN)[a,c]		3,374,000	3,409,494
JPMorgan Chase & Co., 6.00% to 8/1/23, Series Ra,b		14,274,000	15,336,913
JPMorgan Chase & Co., 6.10% to 10/1/24, Series Xa,b		39,080,000	42,675,946
JPMorgan Chase & Co., 6.125% to 4/30/24, Series Ua,b		10,000,000	10,932,150
JPMorgan Chase & Co., 6.75% to 2/1/24, Series Sa,b		76,210,000	86,114,633
M&T Bank Corp., 5.00% to 8/1/24, Series Ga,b		17,400,000	18,248,250
Truist Financial Corp., 5.125% to 12/15/27, Series Ma,b		55,250,000	56,846,725
Truist Financial Corp., 4.80% to 9/1/24, Series Na,b		59,430,000	61,435,762
Wells Fargo & Co., 5.664% (3 Month US LIBOR + 3.77%), Series K (FRN)[a,c]		65,245,000	66,142,119
Wells Fargo & Co., 5.875% to 6/15/25, Series Ua,b		30,810,000	34,302,468
Wells Fargo Capital X, 5.95%, due 12/15/36, (TruPS)		43,700,000	53,297,351

			1,252,923,938

BANKS—FOREIGN	30.2%
Australia & New Zealand Banking Group Ltd./United Kingdom, 6.75% to 6/15/26, 144A (Australia)[a,b,d,e]		22,530,000	25,731,626
Banco Bilbao Vizcaya Argentaria SA, 6.50% to 3/5/25, Series 9 (Spain)[a,b,e]		61,600,000	65,296,000
Banco Santander SA, 7.50% to 2/8/24 (Spain)[a,b,e,f]		18,000,000	19,899,990
Bank of China Hong Kong Ltd., 5.90% to 9/14/23, 144A (Hong Kong)[a,b,d]		59,838,000	64,827,967
Barclays PLC, 5.875% to 9/15/24 (United Kingdom)[a,b,e,f]		10,890,000	15,083,821
Barclays PLC, 7.125% to 6/15/25 (United Kingdom)[a,b,e]		28,400,000	42,603,104
Barclays PLC, 7.875% to 3/15/22 (United Kingdom)[a,b,e,f]		41,972,000	45,346,759
Barclays PLC, 8.00% to 6/15/24 (United Kingdom)[a,b,e]		35,390,000	39,617,866
BNP Paribas SA, 6.625% to 3/25/24, 144A (France)[a,b,d,e]		37,509,000	40,536,539
BNP Paribas SA, 6.75% to 3/14/22, 144A (France)[a,b,d,e]		8,400,000	8,949,318
BNP Paribas SA, 7.00% to 8/16/28, 144A (France)[a,b,d,e]		20,300,000	23,566,270
BNP Paribas SA, 7.195% to 6/25/37, 144A (France)[a,b,d]		33,771,000	37,539,675
BNP Paribas SA, 7.375% to 8/19/25, 144A (France)[a,b,d,e]		63,392,000	73,192,720

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2019

	Principal Amount	Value

BNP Paribas SA, 7.625% to 3/30/21, 144A (France)[a,b,d,e]	$58,000,000	$61,210,300
Commerzbank AG, 7.00% to 4/9/25 (Germany)[a,b,e,f]	27,000,000	28,485,000
Credit Agricole SA, 6.875% to 9/23/24, 144A (France)[a,b,d,e]	32,200,000	35,483,273
Credit Agricole SA, 7.875% to 1/23/24, 144A (France)[a,b,d,e]	57,030,000	65,151,072
Credit Agricole SA, 8.125% to 12/23/25, 144A (France)[a,b,d,e]	59,900,000	72,830,912
Credit Suisse Group AG, 6.375% to 8/21/26, 144A (Switzerland)[a,b,d,e]	49,500,000	53,484,750
Credit Suisse Group AG, 7.125% to 7/29/22 (Switzerland)[a,b,e,f]	83,943,000	90,376,811
Credit Suisse Group AG, 7.25% to 9/12/25, 144A (Switzerland)[a,b,d,e]	34,200,000	38,204,991
Credit Suisse Group AG, 7.50% to 12/11/23, 144A (Switzerland)[a,b,d,e]	20,624,000	23,239,598
Credit Suisse Group AG, 7.50% to 7/17/23, 144A (Switzerland)[a,b,d,e]	107,401,000	117,611,076
Deutsche Pfandbriefbank AG, 5.75% to 4/28/23, Series 3529 (Germany)[a,b,e,f]	9,000,000	10,685,370
DNB Bank ASA, 4.875% to 11/12/24 (Norway)[a,b,e,f]	48,460,000	48,520,575
DNB Bank ASA, 6.50% to 3/26/22 (Norway)[a,b,e,f]	26,540,000	28,182,163
HSBC Capital Funding Dollar 1 LP, 10.176% to 6/30/30, 144A (United Kingdom)[a,b,d]	30,061,000	49,627,705
HSBC Holdings PLC, 6.375% to 3/30/25 (United Kingdom)[a,b,e]	66,834,000	72,729,761
HSBC Holdings PLC, 6.50% to 3/23/28 (United Kingdom)[a,b,e]	47,837,000	52,663,753
HSBC Holdings PLC, 6.875% to 6/1/21 (United Kingdom)[a,b,e]	53,458,000	56,082,788
ING Groep N.V., 5.75% to 11/16/26 (Netherlands)[a,b,e]	46,200,000	48,677,475
ING Groep N.V., 6.50% to 4/16/25 (Netherlands)[a,b,e]	27,400,000	29,719,410
ING Groep N.V., 6.875% to 4/16/22 (Netherlands)[a,b,e,f]	27,900,000	29,885,922
Intesa Sanpaolo SpA, 7.70% to 9/17/25, 144A (Italy)[a,b,d,e]	39,600,000	42,950,358
Intesa Sanpaolo SpA, 7.75% to 1/11/27 (Italy)[a,b,e,f]	11,800,000	16,074,030

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2019

	Principal Amount	Value

Itau Unibanco Holding SA, 4.50% to 11/21/24, due 11/21/29, 144A (Brazil)[b,d,e]	$25,000,000	$25,625,250
Lloyds Banking Group PLC, 7.50% to 6/27/24 (United Kingdom)[a,b,e]	43,561,000	48,212,226
Lloyds Banking Group PLC, 7.50% to 9/27/25 (United Kingdom)[a,b,e]	47,400,000	53,187,777
Nationwide Building Society, 10.25% (United Kingdom)[a,f]	18,891,000	41,538,205
Nordea Bank Abp, 6.625% to 3/26/26, 144A (Finland)[a,b,d,e]	27,600,000	30,625,098
RBS Capital Trust II, 6.425% to 1/3/34 (United Kingdom)[a,b]	7,700,000	10,840,426
Royal Bank of Scotland Group PLC, 7.648% to 9/30/31 (United Kingdom)[a,b]	39,960,000	57,417,125
Royal Bank of Scotland Group PLC, 8.00% to 8/10/25 (United Kingdom)[a,b,e]	36,600,000	42,200,715
Royal Bank of Scotland Group PLC, 8.625% to 8/15/21 (United Kingdom)[a,b,e]	54,309,000	58,820,720
Skandinaviska Enskilda Banken AB, 5.125% to 5/13/25 (Sweden)[a,b,e,f]	21,400,000	21,480,250
Societe Generale SA, 6.75% to 4/6/28, 144A (France)[a,b,d,e]	37,211,000	41,105,131
Societe Generale SA, 7.375% to 9/13/21, 144A (France)[a,b,d,e]	60,400,000	64,131,210
Societe Generale SA, 7.875% to 12/18/23, 144A (France)[a,b,d,e]	37,000,000	41,605,205
Societe Generale SA, 8.00% to 9/29/25, 144A (France)[a,b,d,e]	35,467,000	41,704,049
Standard Chartered PLC, 7.50% to 4/2/22, 144A (United Kingdom)[a,b,d,e]	46,126,000	49,801,550
Standard Chartered PLC, 7.75% to 4/2/23, 144A (United Kingdom)[a,b,d,e]	48,666,000	53,871,559
Stichting AK Rabobank Certificaten, 6.50% (Netherlands)[a,f]	59,154,500	84,602,831
Svenska Handelsbanken AB, 6.25% to 3/1/24, Series EMTN (Sweden)[a,b,e,f]	31,000,000	33,433,500
UBS Group Funding Switzerland AG, 6.875% to 8/7/25 (Switzerland)[a,b,e,f]	62,650,000	69,541,500

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2019

		Principal Amount	Value

UBS Group Funding Switzerland AG, 6.875% to 3/22/21 (Switzerland)[a,b,e,f]		$35,676,000	$37,201,149
UBS Group Funding Switzerland AG, 7.00% to 2/19/25 (Switzerland)[a,b,e,f]		21,400,000	24,529,750
UBS Group Funding Switzerland AG, 7.00% to 1/31/24, 144A (Switzerland)[a,b,d,e]		67,400,000	73,718,750
UBS Group Funding Switzerland AG, 7.125% to 8/10/21 (Switzerland)[a,b,e,f]		60,900,000	64,668,187
UniCredit SpA, 7.50% to 6/3/26 (Italy)[a,b,e,f]		27,100,000	35,624,074

			2,679,554,985

ELECTRIC	1.8%
CenterPoint Energy, Inc., 6.125% to 9/1/23, Series Aa,b		14,724,000	15,581,158
Dominion Energy, Inc., 4.65% to 12/15/24, Series Ba,b		53,630,000	54,778,754
Duke Energy Corp., 4.875% to 9/16/24[a,b]		58,645,000	61,587,513
Southern Co./The, 5.50% to 3/15/22, due 3/15/57, Series Bb		23,658,000	24,790,729

			156,738,154

ELECTRIC—FOREIGN	0.8%
Electricite de France SA, 5.00% to 1/22/26, Series EMTN (France)[a,b,f]		30,000,000	38,572,525
Electricite de France SA, 5.375% to 1/29/25, Series EMTN (France)[a,b,f]		5,700,000	7,402,639
Electricite de France SA, 5.625% to 1/22/24, 144A (France)[a,b,d]		22,730,000	24,110,052

			70,085,216

FINANCIAL—DIVERSIFIED FINANCIAL SERVICES	0.2%
Apollo Management Holdings LP, 4.95% to 12/17/24, due 1/14/50, 144Ab,d		20,922,000	21,205,074

FOOD	0.2%
Land O’ Lakes, Inc., 7.00%, 144Aa,d		4,075,000	3,797,391
Land O’ Lakes, Inc., 7.25%, 144Aa,d		15,285,000	14,649,679

			18,447,070

INDUSTRIALS—DIVERSIFIED MANUFACTURING	1.7%
General Electric Co., 5.00% to 1/21/21, Series Da,b		153,444,000	150,525,495

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2019

		Principal Amount	Value

INSURANCE	18.3%
LIFE/HEALTH INSURANCE	5.2%
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144A (TruPS)[d]		$64,099,000	$85,674,403
MetLife, Inc., 5.875% to 3/15/28, Series Da,b		18,525,000	20,638,517
MetLife, Inc., 9.25%, due 4/8/38, 144Ad		67,907,000	100,101,369
MetLife, Inc., 10.75%, due 8/1/39		12,978,000	21,697,464
Prudential Financial, Inc., 5.20% to 3/15/24, due 3/15/44[b]		45,600,000	48,711,288
Prudential Financial, Inc., 5.625% to 6/15/23, due 6/15/43[b]		89,768,000	96,668,017
Prudential Financial, Inc., 5.875% to 9/15/22, due 9/15/42[b]		13,901,000	14,969,501
Voya Financial, Inc., 5.65% to 5/15/23, due 5/15/53[b]		55,159,000	58,729,442
Voya Financial, Inc., 6.125% to 9/15/23, Series Aa,b		15,054,000	16,193,814

			463,383,815

LIFE/HEALTH INSURANCE—FOREIGN	5.9%
Achmea BV, 4.625% to 3/24/29 (Netherlands)[a,b,e,f]		37,800,000	44,193,705
Aegon NV, 5.625% to 10/15/29 (Netherlands)[a,b,e,f]		20,000,000	26,148,060
Ageas, 3.875% to 12/10/29 (Belgium)[a,b,e,f]		22,600,000	26,215,021
ASR Nederland NV, 4.625% to 10/19/27 (Netherlands)[a,b,e,f]		18,300,000	21,976,836
Dai-ichi Life Insurance Co., Ltd., 5.10% to 10/28/24, 144A (Japan)[a,b,d]		26,400,000	28,794,876
Dai-ichi Life Insurance Co., Ltd., 7.25% to 7/25/21, 144A (Japan)[a,b,d]		36,533,000	38,966,098
Fukoku Mutual Life Insurance Co., 6.50% to 9/19/23 (Japan)[a,b,f]		21,419,000	23,855,411
Hanwha Life Insurance Co., Ltd., 4.70% to 4/23/23, 144A (South Korea)[a,b,d]		27,200,000	27,775,293
La Mondiale SAM, 4.375% to 4/24/29 (France)[a,b,e,f]		12,900,000	15,554,624
Legal & General Group PLC, 3.75% to 11/26/29, due 11/26/49, Series EMTN (United Kingdom)[b,f]		17,200,000	23,096,314
M&G PLC, 5.625% to 10/20/31, due 10/20/51 (United Kingdom)[b,f]		21,500,000	32,686,079
Meiji Yasuda Life Insurance Co., 5.20% to 10/20/25, due 10/20/45, 144A (Japan)[b,d]		63,175,000	70,141,307

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2019

		Principal Amount	Value

Nippon Life Insurance Co., 4.70% to 1/20/26, due 1/20/46, 144A (Japan)[b,d]		$35,900,000	$38,916,318
Nippon Life Insurance Co., 5.00% to 10/18/22, due 10/18/42, 144A (Japan)[b,d]		24,280,000	25,691,032
Nippon Life Insurance Co., 5.10% to 10/16/24, due 10/16/44, 144A (Japan)[b,d]		35,855,000	39,226,087
Sumitomo Life Insurance Co., 6.50% to 9/20/23, due 9/20/73, 144A (Japan)[b,d]		39,550,000	44,108,929

			527,345,990

MULTI-LINE	1.2%
American International Group, Inc., 5.75% to 4/1/28, due 4/1/48, Series A-9[b]		35,347,000	38,916,340
American International Group, Inc., 8.175% to 5/15/38, due 5/15/58[b]		39,414,000	53,662,949
Hartford Financial Services Group, Inc./The, 4.035% (3 Month US LIBOR + 2.125%), due 2/12/47, 144A, Series ICON (FRN)[c,d]		13,800,000	13,027,476

			105,606,765

MULTI-LINE—FOREIGN	0.9%
AXA SA, 6.379% to 12/14/36, 144A (France)[a,b,d]		55,322,000	66,947,642
AXA SA, 8.60%, due 12/15/30 (France)		11,370,000	16,529,130

			83,476,772

PROPERTY CASUALTY	1.0%
Assurant, Inc., 7.00% to 3/27/28, due 3/27/48[b]		35,550,000	39,870,036
Liberty Mutual Group, Inc., 3.625% to 5/23/24, due 5/23/59, 144Ab,d		38,000,000	44,633,283

			84,503,319

PROPERTY CASUALTY—FOREIGN	3.7%
Mitsui Sumitomo Insurance Co., Ltd., 4.95% to 3/6/29, 144A (Japan)[a,b,d]		72,850,000	80,655,877
QBE Insurance Group Ltd., 5.875% to 6/17/26, due 6/17/46, Series EMTN (Australia)[b,f]		43,845,000	48,147,110
QBE Insurance Group Ltd., 6.75% to 12/2/24, due 12/2/44 (Australia)[b,f]		33,158,000	37,187,360

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2019

		Principal Amount		Value

Sompo Japan Nipponkoa Insurance, Inc., 5.325% to 3/28/23, due 3/28/73, 144A (Japan)[b,d]		$42,640,000		$45,423,113
Swiss Re Finance Luxembourg SA, 4.25% to 9/4/24 (Switzerland)[a,b,f]		34,400,000		35,407,714
Swiss Re Finance Luxembourg SA, 5.00% to 4/2/29, due 4/2/49, 144A (Switzerland)[b,d]		37,600,000		42,018,000
VIVAT NV, 6.25% to 11/16/22 (Netherlands)[a,b,f]		38,647,000		39,275,014

				328,114,188

REINSURANCE	0.4%
AXIS Specialty Finance LLC, 4.90% to 1/15/30, due 1/15/40[b]		37,285,000		37,809,597

TOTAL INSURANCE				1,630,240,446

INTEGRATED TELECOMMUNICATIONS SERVICES	0.4%
Centaur Funding Corp., 9.08%, due 4/21/20, 144Ad		39,001	†	39,805,396

INTEGRATED TELECOMMUNICATIONS SERVICES—FOREIGN	0.8%
Vodafone Group PLC, 4.20% to 7/3/28, due 10/3/78 (United Kingdom)[b,f]		9,500,000		12,054,748
Vodafone Group PLC, 7.00% to 1/4/29, due 4/4/79 (United Kingdom)[b]		49,652,000		58,299,003

				70,353,751

MATERIAL—METALS & MINING—FOREIGN	0.9%
BHP Billiton Finance USA Ltd., 6.75% to 10/20/25, due 10/19/75, 144A (Australia)[b,d]		69,609,000		81,838,605

PIPELINES—FOREIGN	3.9%
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)[b]		71,983,000		76,325,015
Enbridge, Inc., 6.25% to 3/1/28, due 3/1/78 (Canada)[b]		46,641,000		50,657,256
Transcanada Trust, 5.50% to 9/15/29, due 9/15/79 (Canada)[b]		94,060,000		98,951,120

Transcanada Trust, 5.625% to 5/20/25, due 5/20/75 (Canada)[b]		30,440,000		31,779,969
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16-A (Canada)[b]		80,634,000		86,908,938

				344,622,298

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2019

		Principal Amount	Value

REAL ESTATE	0.3%
NET LEASE	0.2%
VICI Properties LP, 4.625%, due 12/1/29, 144Ad		$13,990,000	$14,645,432

SPECIALTY	0.1%
Brookfield Property REIT, Inc., 5.75%, due 5/15/26, 144Ad		8,680,000	9,173,666

TOTAL REAL ESTATE			23,819,098

UTILITIES	2.8%
ELECTRIC UTILITIES	0.6%
NextEra Energy Capital Holdings, Inc., 5.65% to 5/1/29, due 5/1/79[b]		45,459,000	50,354,032

ELECTRIC UTILITIES—FOREIGN	2.2%
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)[b]		103,347,000	116,939,198
Enel SpA, 8.75% to 9/24/23, due 9/24/73, 144A (Italy)[b,d]		68,726,000	80,845,830

			197,785,028

TOTAL UTILITIES			248,139,060

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$6,398,058,256)			6,788,298,586

CORPORATE BONDS	1.0%
FINANCIAL—DIVERSIFIED FINANCIAL SERVICES	0.5%
GE Capital International Funding Co. Unlimited Co., 4.418%, due 11/15/35		41,800,000	44,581,936

INSURANCE—LIFE/HEALTH INSURANCE	0.5%
Brighthouse Financial, Inc., 4.70%, due 6/22/47		50,566,000	46,877,508

TOTAL CORPORATE BONDS (Identified cost—$85,730,929)			91,459,444

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2019

		Principal Amount	Value

SHORT-TERM INVESTMENTS	3.3%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 1.52%[g]		$291,420,032	$291,420,032

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$291,420,032)			291,420,032

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$8,294,096,728)	98.7%		$8,769,904,190
OTHER ASSETS IN EXCESS OF LIABILITIES	1.3		112,532,800

NET ASSETS	100.0%		$8,882,436,990

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	363,918,904	USD	402,037,590	1/3/20	$(6,170,230)
Brown Brothers Harriman	EUR	19,687,858	USD	21,786,091	1/3/20	(297,778)
Brown Brothers Harriman	GBP	94,474,809	USD	122,395,611	1/3/20	(2,745,703)
Brown Brothers Harriman	GBP	14,046,975	USD	18,408,252	1/3/20	(198,369)
Brown Brothers Harriman	GBP	6,941,404	USD	9,263,699	1/3/20	69,117
Brown Brothers Harriman	USD	389,451,543	EUR	346,916,153	1/3/20	(315,708)
Brown Brothers Harriman	USD	152,944,848	GBP	115,463,188	1/3/20	(2,332)
Brown Brothers Harriman	USD	40,714,431	EUR	36,690,609	1/3/20	441,423
Brown Brothers Harriman	EUR	346,732,417	USD	389,983,819	2/4/20	280,790
Brown Brothers Harriman	GBP	117,401,533	USD	155,643,321	2/4/20	(9,386)

						$(8,948,176)

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2019

Glossary of Portfolio Abbreviations

EMTN	Euro Medium Term Note
EUR	Euro Currency
FRN	Floating Rate Note
GBP	Great British Pound
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
TruPS	Trust Preferred Securities
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

†	Represents shares.
[a]	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
[b]	Security converts to floating rate after the indicated fixed-rate coupon period.
[c]	Variable rate. Rate shown is in effect at December 31, 2019.
[d]

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $2,402,553,988 which represents 27.0% of the net assets of the Fund, of which 0.0% are illiquid.

[e]

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $2,467,249,297 or 27.8% of the net assets of the Fund.

[f]

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $1,176,933,047 which represents 13.3% of the net assets of the Fund, of which 0.0% are illiquid.

[g]	Rate quoted represents the annualized seven-day yield.

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2019

Country Summary	% of Net Assets
United States	43.9
United Kingdom	10.3
France	8.7
Switzerland	7.5
Canada	6.0
Japan	4.9
Netherlands	4.2
Australia	2.2
Italy	2.0
Spain	1.0
Norway	0.9
Bermuda	0.8
Hong Kong	0.7
Sweden	0.6
Other	6.3

100.0

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS:
Investments in securities, at value (Identified cost—$8,294,096,728)	$8,769,904,190
Cash	11,650,549
Foreign currency, at value (Identified cost—$3,215,298)	3,243,803
Receivable for:
Dividends and interest	94,973,282
Fund shares sold	25,278,041
Investment securities sold	24,846,364
Unrealized appreciation on forward foreign currency exchange contracts	791,330
Other assets	58,954

Total Assets	8,930,746,513

LIABILITIES:
Unrealized depreciation on forward foreign currency exchange contracts	9,739,506
Payable for:
Investment securities purchased	26,178,710
Investment advisory fees	5,163,319
Fund shares redeemed	5,047,343
Shareholder servicing fees	920,197
Administration fees	372,113
Distribution fees	41,088
Directors’ fees	2,028
Other liabilities	845,219

Total Liabilities	48,309,523

NET ASSETS	$8,882,436,990

NET ASSETS consist of:
Paid-in capital	$8,388,640,292
Total distributable earnings/(accumulated loss)	493,796,698

$8,882,436,990

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

December 31, 2019

CLASS A SHARES:
NET ASSETS	$888,840,109
Shares issued and outstanding ($0.001 par value common stock outstanding)	62,350,461

Net asset value and redemption price per share	$14.26

Maximum offering price per share ($14.26 ÷ 0.9625)[a]	$14.82

CLASS C SHARES:
NET ASSETS	$702,657,212
Shares issued and outstanding ($0.001 par value common stock outstanding)	49,590,415

Net asset value and offering price per share[b]	$14.17

CLASS F SHARES:
NET ASSETS	$888,214,697
Shares issued and outstanding ($0.001 par value common stock outstanding)	62,186,843

Net asset value, offering and redemption price per share	$14.28

CLASS I SHARES:
NET ASSETS	$6,389,370,105
Shares issued and outstanding ($0.001 par value common stock outstanding)	447,143,922

Net asset value, offering and redemption price per share	$14.29

CLASS R SHARES:
NET ASSETS	$2,771,993
Shares issued and outstanding ($0.001 par value common stock outstanding)	194,222

Net asset value, offering and redemption price per share	$14.27

CLASS Z SHARES:
NET ASSETS	$10,582,874
Shares issued and outstanding ($0.001 par value common stock outstanding)	740,603

Net asset value, offering and redemption price per share	$14.29

[a]	On investments of $100,000 or more, the offering price is reduced.
[b]	Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge of 1.00% on shares held for less than one year.

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

Investment Income:
Interest income	$309,762,670
Dividend income (net of $30,432 of foreign withholding tax)	103,031,594

Total Investment Income	412,794,264

Expenses:
Investment advisory fees	53,071,287
Distribution fees—Class A	1,929,377
Distribution fees—Class C	5,116,543
Distribution fees—Class R	13,058
Shareholder servicing fees—Class A	771,751
Shareholder servicing fees—Class C	1,705,514
Shareholder servicing fees—Class I	3,195,064
Administration fees	4,428,548
Transfer agent fees and expenses	1,065,934
Registration and filing fees	436,062
Shareholder reporting expenses	350,420
Directors’ fees and expenses	336,759
Custodian fees and expenses	210,698
Professional fees	89,938
Miscellaneous	260,987

Total Expenses	72,981,940
Reduction of Expenses (See Note 2)	(224,928)

Net Expenses	72,757,012

Net Investment Income (Loss)	340,037,252

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	84,296,797
Written option contracts	3,403,743
Forward foreign currency exchange contracts	17,054,882
Foreign currency transactions	19,671

Net realized gain (loss)	104,775,093

Net change in unrealized appreciation (depreciation) on:
Investments in securities	757,613,642
Written option contracts	(1,980,383)
Forward foreign currency exchange contracts	(8,004,578)
Foreign currency translations	84,331

Net change in unrealized appreciation (depreciation)	747,713,012

Net Realized and Unrealized Gain (Loss)	852,488,105

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,192,525,357

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Change in Net Assets:
From Operations:
Net investment income (loss)	$340,037,252	$320,832,791
Net realized gain (loss)	104,775,093	10,827,766
Net change in unrealized appreciation (depreciation)	747,713,012	(671,108,853)

Net increase (decrease) in net assets resulting from operations	1,192,525,357	(339,448,296)

Distributions to Shareholders:
Class A	(36,964,196)	(42,389,102)
Class C	(28,255,938)	(33,859,370)
Class F	(40,044,773)	(35,437,667)
Class I	(273,261,943)	(261,784,834)
Class R	(120,714)	(119,135)
Class Z	(262,494)	(99,043)
Tax Return of Capital to Shareholders:
Class A	(3,076,029)	(1,089,761)
Class C	(2,739,321)	(991,041)
Class F	(3,089,091)	(841,722)
Class I	(21,249,823)	(6,311,802)
Class R	(10,411)	(3,051)
Class Z	(20,018)	(2,290)

Total distributions	(409,094,751)	(382,928,818)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	2,382,049,551	(1,466,957,445)

Total increase (decrease) in net assets	3,165,480,157	(2,189,334,559)
Net Assets:
Beginning of year	5,716,956,833	7,906,291,392

End of year	$8,882,436,990	$5,716,956,833

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. They should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Year Ended December 31,
Per Share Operating Data:	2019	2018	2017	2016	2015
Net asset value, beginning of year	$12.75	$14.14	$13.41	$13.57	$13.56

Income (loss) from investment operations:

Net investment income (loss)[a]	0.59	0.59	0.60	0.62	0.65
Net realized and unrealized gain (loss)	1.63	(1.27)	0.86	(0.05)	0.12

Total from investment operations	2.22	(0.68)	1.46	0.57	0.77

Less dividends and distributions to shareholders from:

Net investment income	(0.60)	(0.65)	(0.65)	(0.62)	(0.64)
Net realized gain	(0.06)	(0.04)	(0.08)	(0.10)	(0.06)
Tax return of capital	(0.05)	(0.02)	—	(0.01)	(0.06)

Total dividends and distributions to shareholders	(0.71)	(0.71)	(0.73)	(0.73)	(0.76)

Net increase (decrease) in net asset value	1.51	(1.39)	0.73	(0.16)	0.01

Net asset value, end of year	$14.26	$12.75	$14.14	$13.41	$13.57

Total return[b,c]	17.75%	–4.96%	11.04%	4.23%	5.78%

Ratios/Supplemental Data:

Net assets, end of year (in millions)	$888.8	$661.8	$981.8	$926.0	$779.4

Ratios to average daily net assets:

Expenses (before expense reduction)	1.14%	1.15%	1.16%	1.18%	1.19%

Expenses (net of expense reduction)	1.14%	1.15%	1.16%	1.18%	1.17%

Net investment income (loss) (before expense reduction)	4.29%	4.31%	4.24%	4.56%	4.75%

Net investment income (loss) (net of expense reduction)	4.29%	4.31%	4.24%	4.56%	4.77%

Portfolio turnover rate	47%	51%	36%	51%	46%

[a]	Calculation based on average shares outstanding.
[b]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[c]	Does not reflect sales charges, which would reduce return.

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class C
	For the Year Ended December 31,
Per Share Operating Data:	2019	2018	2017	2016	2015
Net asset value, beginning of year	$12.68	$14.06	$13.34	$13.50	$13.49

Income (loss) from investment operations:

Net investment income (loss)[a]	0.50	0.50	0.50	0.53	0.56
Net realized and unrealized gain (loss)	1.61	(1.26)	0.85	(0.05)	0.12

Total from investment operations	2.11	(0.76)	1.35	0.48	0.68

Less dividends and distributions to shareholders from:

Net investment income	(0.51)	(0.56)	(0.55)	(0.53)	(0.55)
Net realized gain	(0.06)	(0.04)	(0.08)	(0.10)	(0.06)
Tax return of capital	(0.05)	(0.02)	—	(0.01)	(0.06)

Total dividends and distributions to shareholders	(0.62)	(0.62)	(0.63)	(0.64)	(0.67)

Net increase (decrease) in net asset value	1.49	(1.38)	0.72	(0.16)	0.01

Net asset value, end of year	$14.17	$12.68	$14.06	$13.34	$13.50

Total return[b,c]	16.93%	–5.54%	10.30%	3.60%	5.09%

Ratios/Supplemental Data:

Net assets, end of year (in millions)	$702.7	$650.9	$838.1	$857.0	$683.5

Ratios to average daily net assets:

Epenses (before expense reduction)	1.79%	1.80%	1.81%	1.83%	1.84%

Expenses (net of expense reduction)	1.79%	1.80%	1.81%	1.83%	1.82%

Net investment income (loss) (before expense reduction)	3.64%	3.68%	3.59%	3.91%	4.08%

Net investment income (loss) (net of expense reduction)	3.64%	3.68%	3.59%	3.91%	4.10%

Portfolio turnover rate	47%	51%	36%	51%	46%

[a]	Calculation based on average shares outstanding.
[b]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[c]	Does not reflect sales charges, which would reduce return.

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class F
	For the Year Ended December 31,		For the Period April 3, 2017[a] through December 31, 2017
Per Share Operating Data:	2019	2018
Net asset value, beginning of period	$12.77	$14.16	$13.82

Income (loss) from investment operations:

Net investment income (loss)[b]	0.64	0.64	0.53
Net realized and unrealized gain (loss)	1.63	(1.27)	0.40

Total from investment operations	2.27	(0.63)	0.93

Less dividends and distributions to shareholders from:

Net investment income	(0.65)	(0.70)	(0.51)
Net realized gain	(0.06)	(0.04)	(0.08)
Tax return of capital	(0.05)	(0.02)	—

Total dividends and distributions to shareholders	(0.76)	(0.76)	(0.59)

Net increase (decrease) in net asset value	1.51	(1.39)	0.34

Net asset value, end of period	$14.28	$12.77	$14.16

Total investment return[c]	18.12%	–4.62%	6.79%[d]

Ratios/Supplemental Data:

Net assets, end of period (in millions)	$888.2	$560.0	$616.5

Ratios to average daily net assets:

Expenses (before expense reduction)	0.79%	0.80%	0.81%[e]

Expenses (net of expense reduction)	0.79%	0.80%	0.81%[e]

Net investment income (loss) (before expense reduction)	4.64%	4.71%	5.20%[e]

Net investment income (loss) (net of expense reduction)	4.64%	4.71%	5.20%[e]

Portfolio turnover rate	47%	51%	36%[d]

[a]	Inception date.
[b]	Calculation based on average shares outstanding.
[c]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[d]	Not annualized.
[e]	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class I
	For the Year Ended December 31,
Per Share Operating Data:	2019	2018	2017	2016	2015
Net asset value, beginning of year	$12.78	$14.17	$13.44	$13.60	$13.58

Income (loss) from investment operations:

Net investment income (loss)[a]	0.63	0.63	0.64	0.67	0.70
Net realized and unrealized gain (loss)	1.63	(1.27)	0.86	(0.06)	0.12

Total from investment operations	2.26	(0.64)	1.50	0.61	0.82

Less dividends and distributions to shareholders from:

Net investment income	(0.64)	(0.69)	(0.69)	(0.66)	(0.68)
Net realized gain	(0.06)	(0.04)	(0.08)	(0.10)	(0.06)
Tax return of capital	(0.05)	(0.02)	—	(0.01)	(0.06)

Total dividends and distributions to shareholders	(0.75)	(0.75)	(0.77)	(0.77)	(0.80)

Net increase (decrease) in net asset value	1.51	(1.39)	0.73	(0.16)	0.02

Net asset value, end of year	$14.29	$12.78	$14.17	$13.44	$13.60

Total return[b]	18.05%	–4.66%	11.37%	4.58%	6.20%

Ratios/Supplemental Data:

Net assets, end of year (in millions)	$6,389.4	$3,840.0	$5,466.7	$4,525.8	$3,228.7

Ratios to average daily net assets:

Expenses (before expense reduction)	0.85%	0.86%	0.87%	0.88%	0.88%

Expenses (net of expense reduction)	0.85%	0.85%	0.85%	0.85%	0.83%

Net investment income (loss) (before expense reduction)	4.60%	4.61%	4.53%	4.86%	5.07%

Net investment income (loss) (net of expense reduction)	4.60%	4.62%	4.55%	4.89%	5.12%

Portfolio turnover rate	47%	51%	36%	51%	46%

[a]	Calculation based on average shares outstanding.
[b]	Return assumes the reinvestment of all dividends and distributions at net asset value.

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class R
	For the Year Ended December 31,
Per Share Operating Data:	2019	2018	2017	2016	2015
Net asset value, beginning of year	$12.77	$14.15	$13.42	$13.60	$13.58

Income (loss) from investment operations:

Net investment income (loss)[a]	0.57	0.57	0.57	0.62	0.64
Net realized and unrealized gain (loss)	1.62	(1.26)	0.86	(0.08)	0.12

Total from investment operations	2.19	(0.69)	1.43	0.54	0.76

Less dividends and distributions to shareholders from:

Net investment income	(0.58)	(0.63)	(0.62)	(0.61)	(0.62)
Net realized gain	(0.06)	(0.04)	(0.08)	(0.10)	(0.06)
Tax return of capital	(0.05)	(0.02)	—	(0.01)	(0.06)

Total dividends and distributions to shareholders	(0.69)	(0.69)	(0.70)	(0.72)	(0.74)

Net increase (decrease) in net asset value	1.50	(1.38)	0.73	(0.18)	0.02

Net asset value, end of year	$14.27	$12.77	$14.15	$13.42	$13.60

Total return[b]	17.46%	–5.03%	10.86%	4.00%	5.67%

Ratios/Supplemental Data:

Net assets, end of year (in 000s)	$2,772.0	$2,320.8	$2,428.5	$4,094.7	$204.8

Ratios to average daily net assets:

Expenses (before expense reduction)	1.29%	1.30%	1.31%	1.33%	1.34%

Expenses (net of expense reduction)	1.29%	1.30%	1.31%	1.33%	1.33%

Net investment income (loss) (before expense reduction)	4.15%	4.22%	4.09%	4.49%	4.73%

Net investment income (loss) (net of expense reduction)	4.15%	4.22%	4.09%	4.49%	4.74%

Portfolio turnover rate	47%	51%	36%	51%	46%

[a]	Calculation based on average shares outstanding.
[b]	Return assumes the reinvestment of all dividends and distributions at net asset value.

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class Z
	For the Year Ended December 31,
Per Share Operating Data:	2019	2018	2017	2016	2015
Net asset value, beginning of year	$12.78	$14.16	$13.43	$13.59	$13.58

Income (loss) from investment operations:

Net investment income (loss)[a]	0.65	0.64	0.66	0.69	0.71
Net realized and unrealized gain (loss)	1.62	(1.26)	0.84	(0.08)	0.10

Total from investment operations	2.27	(0.62)	1.50	0.61	0.81

Less dividends and distributions to shareholders from:

Net investment income	(0.65)	(0.70)	(0.69)	(0.66)	(0.68)
Net realized gain	(0.06)	(0.04)	(0.08)	(0.10)	(0.06)
Tax return of capital	(0.05)	(0.02)	—	(0.01)	(0.06)

Total dividends and distributions to shareholders	(0.76)	(0.76)	(0.77)	(0.77)	(0.80)

Net increase (decrease) in net asset value	1.51	(1.38)	0.73	(0.16)	0.01

Net asset value, end of year	$14.29	$12.78	$14.16	$13.43	$13.59

Total return[b]	18.11%	–4.55%	11.41%	4.59%	6.13%

Ratios/Supplemental Data:

Net assets, end of year (in 000s)	$10,582.9	$1,934.2	$862.2	$141.6	$32.4

Ratios to average daily net assets:

Expenses (before expense reduction)	0.79%	0.80%	0.81%	0.83%	0.84%

Expenses (net of expense reduction)	0.79%	0.80%	0.81%	0.83%	0.83%

Net investment income (loss) (before expense reduction)	4.67%	4.76%	4.70%	5.07%	5.20%

Net investment income (loss) (net of expense reduction)	4.67%	4.76%	4.70%	5.07%	5.21%

Portfolio turnover rate	47%	51%	36%	51%	46%

[a]	Calculation based on average shares outstanding.
[b]	Return assumes the reinvestment of all dividends and distributions at net asset value.

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Preferred Securities and Income Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on February 22, 2010 and is registered under the Investment Company Act of 1940 (the 1940 Act), as a diversified, open-end management investment company. The Fund’s investment objective is to seek total return through high current income and capital appreciation. The authorized shares of the Fund are divided into six classes designated Class A, C, F, I, R and Z shares. Each of the Fund’s shares has equal dividend, liquidation and voting rights (except for matters relating to distribution and shareholder servicing of such shares).

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic (ASC) 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Forward foreign currency contracts are valued daily at the prevailing forward exchange rate. Exchange traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the

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NOTES TO FINANCIAL STATEMENTS—(Continued)

investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the inputs used as of December 31, 2019 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Preferred Securities—
$25 Par Value:
Electric	$86,977,552	$77,532,030	$9,445,522	$—
Other Industries	1,511,748,576	1,511,748,576	—	—
Preferred Securities—
Capital Securities	6,788,298,586	—	6,788,298,586	—
Corporate Bonds	91,459,444	—	91,459,444	—
Short-Term Investments	291,420,032	—	291,420,032	—

Total Investments in Securities[a]	$8,769,904,190	1,589,280,606	7,180,623,584	$—

Forward Foreign Currency Exchange Contracts	$791,330	$—	$791,330	$—

Total Derivative Assets[a]	$791,330	$—	$791,330	$—

Forward Foreign Currency Exchange Contracts	$(9,739,506)	$—	$(9,739,506)	$—

Total Derivative Liabilities[a]	$(9,739,506)	$—	$(9,739,506)	$—

[a]	Portfolio holdings are disclosed individually on the Schedule of Investments.

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NOTES TO FINANCIAL STATEMENTS—(Continued)

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from REITs are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Options: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices, currencies and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

At December 31, 2019, the Fund did not have any option contracts outstanding.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

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NOTES TO FINANCIAL STATEMENTS—(Continued)

Net realized foreign currency transaction gains or losses arise from sales of foreign currencies, (excluding gains and losses on forward foreign currency exchange contracts, which are presented separately, if any) currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the NAV per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the year ended December 31, 2019, a portion of the dividends have been reclassified to distributions from net realized gain and return of capital.

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NOTES TO FINANCIAL STATEMENTS—(Continued)

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of December 31, 2019, no additional provisions for income tax are required in the Fund’s financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory Fees, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.70% of the average daily net assets of the Fund up to $8.5 billion and 0.65% of such assets in excess of $8.5 billion.

For the year ended December 31, 2019, and through June 30, 2021, the investment advisor has contractually agreed to waive its fee and/or reimburse expenses so that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses) do not exceed 1.20% for Class A shares, 1.85% for Class C shares, 0.85% for Class F shares, 0.85% for Class I shares, 1.35% for Class R shares and 0.85% for Class Z shares. This contractual agreement can only be amended or terminated by agreement of the Fund’s Board of Directors and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund. For the year ended December 31, 2019, fees waived and/or expenses reimbursed totaled $224,928.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.05% of the average daily net assets of the Fund. For the year ended December 31, 2019, the Fund incurred $3,791,932 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

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NOTES TO FINANCIAL STATEMENTS—(Continued)

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the investment advisor. The Fund has adopted an amended distribution and service plan (the plan) pursuant to Rule 12b-1 under the 1940 Act, which allows the Fund to pay distribution fees for the sale and distribution of its shares. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to Class A shares, up to 0.75% of the average daily net assets attributable to Class C shares and up to 0.50% of the average daily net assets attributable to Class R shares. In addition, with respect to Class R shares, such amounts may also be used to pay for services to Fund shareholders or services related to the maintenance of shareholder accounts.

There is a maximum initial sales charge of 3.75% for Class A shares. There is a contingent deferred sales charge (CDSC) of 1.00% on purchases of $1 million or more of Class A shares, which applies if redemption occurs within one year from purchase. There is a maximum CDSC of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase. For year ended December 31, 2019, the Fund has been advised that the distributor received $193,195, which represents a portion of the sales commissions paid by shareholders from the sale of Class A shares, and $5,023 and $36,510 of CDSC relating to redemptions of Class A and Class C shares, respectively. The distributor has advised the Fund that proceeds from the CDSC on these classes are used by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of these classes, including payments to dealers and other financial intermediaries for selling these classes. The payment of a CDSC may result in the distributor receiving amounts greater or less than the upfront commission paid by the distributor to the financial intermediary.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor or its affiliates a fee, accrued daily, at an annual rate of up to 0.10% of the average daily net assets of the Fund’s Class A and Class I shares and up to 0.25% of the average daily net assets of the Fund’s Class C shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $72,682 for the year ended December 31, 2019.

Other: The Funds are permitted to effect purchase and sale transactions with affiliated funds under procedures adopted by the Fund’s Board of Directors. The procedures have been designed to seek to ensure that any such security transaction complies with certain conditions of Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price as prescribed in the procedures. Pursuant to these procedures, for the year ended December 31, 2019, the Fund engaged in such transactions through purchases of $16,159,400.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2019, totaled $5,538,950,572 and $3,458,373,183, respectively.

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NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 4. Derivative Investments

The following tables present the value of derivatives held at December 31, 2019 and the effect of derivatives held during the year ended December 31, 2019, along with the respective location in the financial statements.

Statement of Assets and Liabilities

	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Foreign Exchange Risk:
Forward Foreign Currency Exchange Contracts[a]	Unrealized appreciation	$791,330	Unrealized depreciation	$9,739,506

[a]	Forward foreign currency exchange contracts executed with Brown Brothers Harriman are not subject to a master netting arrangement or another similar agreement.

Statement of Operations

Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Foreign Exchange Risk:
Forward Foreign Currency Exchange Contracts	Net Realized and Unrealized Gain (Loss)	$17,054,882	$(8,004,578)
Purchased Option Contracts[a]	Net Realized and Unrealized Gain (Loss)	(4,845,353)	2,943,007
Written Option Contracts	Net Realized and Unrealized Gain (Loss)	3,403,743	(1,980,383)

[a]	Purchased options are included in net realized gain (loss) and change in unrealized appreciation (depreciation) on investments in securities.

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NOTES TO FINANCIAL STATEMENTS—(Continued)

The following summarizes the volume of the Fund’s option contracts and forward foreign currency exchange contracts activity for the year ended December 31, 2019:

	Purchased Option Contracts[a,b]	Written Option Contracts[a,b]	Forward Foreign Currency Exchange Contracts
Average Notional Amount	$276,699,572	$267,820,259	$361,298,131

[a]	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.
[b]

Average notional amounts represent the average for all months in which the Fund had option contracts outstanding at month-end. For the period, this represents one month for both purchased and written option contracts.

Note 5. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended December 31,
	2019	2018
Ordinary income	$378,507,977	$352,129,177
Long-term capital gain	402,081	21,559,974
Tax return of capital	30,184,693	9,239,667

Total dividends and distributions	$409,094,751	$382,928,818

As of December 31, 2019, the tax-basis components of accumulated earnings, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$8,275,873,798

Gross unrealized appreciation on investments	$503,755,563
Gross unrealized depreciation on investments	(9,958,865)

Net unrealized appreciation (depreciation) on investments	$493,796,698

As of December 31, 2019, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities and certain fixed income securities and permanent book/tax differences primarily attributable to certain fixed income securities. To reflect reclassifications arising from the permanent differences, paid-in capital was charged $9,516,208 and total distributable earnings/(accumulated loss) was credited $9,516,208. Net assets were not affected by this reclassification.

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NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 6. Capital Stock

On March 19, 2019, the Fund’s Board of Directors approved the deregistration of Class T shares. The Fund is now authorized to issue 2.2 billion shares of capital stock, at a par value of $0.001 per share, classified in six classes as follows: 200 million of Class A capital stock, 200 million of Class C capital stock, 200 million of Class F capital stock, 1.2 billion of Class I capital stock, 200 million of Class R capital stock and 200 million of Class Z capital stock. The Fund’s Board of Directors may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. With the exception of Class C shares held through certain intermediaries, as noted in the Fund’s prospectus, effective March 15, 2019, Class C shares automatically convert to Class A shares on a monthly basis approximately ten years after the original date of purchase. Transactions in Fund shares were as follows:

	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Class A:
Sold	22,988,835	$316,935,470	13,272,192	$180,638,381
Issued as reinvestment of dividends and distributions	2,308,673	31,821,109	2,597,753	34,979,816
Redeemed	(14,842,328)	(204,133,088)	(33,422,213)	(451,098,251)

Net increase (decrease)	10,455,180	$144,623,491	(17,552,268)	$(235,480,054)

Class C:
Sold	7,591,658	$104,130,543	4,449,206	$60,120,673
Issued as reinvestment of dividends and distributions	1,477,449	20,202,214	1,700,659	22,753,362
Redeemed	(10,816,164)	(147,589,208)	(14,419,514)	(192,727,879)

Net increase (decrease)	(1,747,057)	$(23,256,451)	(8,269,649)	$(109,853,844)

Class F:
Sold	29,030,799	$395,176,497	18,487,801	$253,312,856
Issued as reinvestment of dividends and distributions	3,010,215	41,593,414	2,518,305	33,810,462
Redeemed	(13,695,789)	(188,039,081)	(20,697,290)	(278,200,568)

Net increase (decrease)	18,345,225	$248,730,830	308,816	$8,922,750

Class I:
Sold	225,414,536	$3,083,752,438	129,353,351	$1,756,186,146
Issued as reinvestment of dividends and distributions	14,067,305	194,574,891	12,580,178	169,734,426
Redeemed	(92,815,048)	(1,274,763,342)	(227,323,729)	(3,057,872,621)

Net increase (decrease)	146,666,793	$2,003,563,987	(85,390,200)	$(1,131,952,049)

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NOTES TO FINANCIAL STATEMENTS—(Continued)

	For the Year Ended December 31, 2019		For the Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Class R:
Sold	43,940	$600,766	109,638	$1,491,812
Issued as reinvestment of dividends and distributions	9,520	131,125	8,397	112,585
Redeemed	(41,035)	(565,070)	(107,806)	(1,446,548)

Net increase (decrease)	12,425	$166,821	10,229	$157,849

Class Z:
Sold	936,954	$13,102,945	119,109	$1,634,449
Issued as reinvestment of dividends and distributions	17,333	242,203	4,900	65,852
Redeemed	(365,071)	(5,124,275)	(33,507)	(452,398)

Net increase (decrease)	589,216	$8,220,873	90,502	$1,247,903

Note 7. Other Risks

Preferred Securities Risk: Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case in an environment of low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company’s capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.

Contingent Capital Securities Risk: Contingent capital securities (sometimes referred to as “CoCos”) are debt or preferred securities with loss absorption characteristics built into the terms of the security, for example, a mandatory conversion into common stock of the issuer under certain circumstances, such as the issuer’s capital ratio falling below a certain level. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor, hence worsening the investor’s standing in a bankruptcy. Some CoCos provide for a reduction in the value or principal amount of the security under such circumstances. In addition, most CoCos are considered to

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NOTES TO FINANCIAL STATEMENTS—(Continued)

be high yield or “junk” securities and are therefore subject to the risks of investing in below investment-grade securities.

Credit and Below-Investment-Grade Securities Risk: Preferred securities may be rated below investment grade or may be unrated. Below-investment-grade securities, or equivalent unrated securities, which are commonly known as “high-yield bonds” or “junk bonds,” generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.

Concentration Risk: Because the Fund invests at least 25% of its net assets in the financials sector, it will be more susceptible to adverse economic or regulatory occurrences affecting this sector, such as changes in interest rates, loan concentration and competition. In addition, the Fund will also be subject to the risks of investing in the individual industries and securities that comprise the financials sector, including the bank, diversified financials, real estate (including REITs) and insurance industries. To the extent that the Fund focuses its investments in other sectors or industries, such as (but not limited to) energy, industrials, utilities, pipelines, health care and telecommunications, the Fund will be subject to the risks associated with these particular sectors and industries. These sectors and industries may be adversely affected by, among others, changes in government regulation, world events and economic conditions.

Liquidity Risk: Liquidity risk is the risk that particular investments of the Fund may become difficult to sell or purchase. The market for certain investments may become less liquid or illiquid due to adverse changes in the conditions of a particular issuer or due to adverse market or economic conditions. In addition, dealer inventories of certain securities, which provide an indication of the ability of dealers to engage in “market making,” are at, or near, historic lows in relation to market size, which has the potential to increase price volatility in the fixed income markets in which the Fund invests. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. Further, transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Liquidity risk also includes the risk that market conditions or large shareholder redemptions may impact the ability of the Fund to meet redemption requests within required time periods. In order to meet such redemption requests, the fund may be forced to sell securities at inopportune times or prices.

Foreign (Non-U.S.) and Emerging Market Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities, which can be expected to be greater for investments in emerging markets, include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial

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NOTES TO FINANCIAL STATEMENTS—(Continued)

recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Currency Risk: Although the Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies.

Therefore, the Fund’s investments in foreign securities will be subject to foreign currency risk, which means that the Fund’s NAV could decline solely as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. The Fund may, but is not required to, engage in various investments that are designed to hedge the Fund’s foreign currency risks, and such investments are subject to the risks described under “Derivatives and Hedging Transactions Risk” below.

Derivatives and Hedging Transactions Risk: The Fund’s use of derivatives, including for the purpose of hedging interest rate or foreign currency risks, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are counterparty risk, financial leverage risk, liquidity risk, OTC trading risk and tracking risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives.

Options Risk: Gains on options transactions depend on the investment manager’s ability to predict correctly the direction of stock prices, indexes, interest rates, and other economic factors, and unanticipated changes may cause poorer overall performance for the Fund than if it had not engaged in such transactions. A rise in the value of the security or index underlying a call option written by the Fund exposes the Fund to possible loss or loss of opportunity to realize appreciation in the value of any portfolio securities underlying or otherwise related to the call option. By writing a put option, the Fund assumes the risk of a decline in the underlying security or index. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position, and for certain options not traded on an exchange no market usually exists. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or an options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange.

Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, that Fund may experience losses in some cases as a result of such inability, may not be able to close its position and, in such an event would be unable to control its losses.

Geopolitical Risk: Occurrence of global events similar to those in recent years, such as war, terrorist attacks, natural or environmental disasters, country instability, infectious disease epidemics, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

lasting impacts on both the U.S. and global financial markets. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

In March 2017, the United Kingdom (UK) formally notified the European Council of its intention to leave the European Union (EU) and on January 31, 2020 withdrew from the EU (referred to as Brexit). Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the UK and throughout Europe. There is considerable uncertainty about the potential consequences of Brexit, how negotiations of trade agreements will proceed, and how the financial markets will react. As this process unfolds, markets may be further disrupted. Given the size and importance of the UK’s economy, uncertainty about its legal, political and economic relationship with the remaining member states of the EU may continue to be a source of instability.

Growing tensions, including trade disputes, between the United States and other nations, or among foreign powers, and possible diplomatic, trade or other sanctions could adversely impact the global economy, financial markets and the Fund. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The U.S. Securities and Exchange Commission’s (SEC) final rules and amendments that modernize reporting and disclosure and require the implementation of a Liquidity Risk Management Program, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions, impact flows into the Fund and/or increase overall expenses of the Fund. In addition, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of instruments used by the Fund. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests and its ability to execute its investment strategy. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

Large Shareholder Risk: The Fund may have one or more large shareholders or a group of shareholders investing in Fund shares indirectly through an account, platform or program sponsored by a financial institution. Investment and asset allocation decisions by such financial institutions regarding the account, platform or program through which multiple shareholders invest may result in subscription and redemption decisions that have a significant impact on the assets, expenses and trading activities of the Fund. Such a decision may cause the Fund to sell assets (or invest cash) at disadvantageous times or prices, increase or accelerate taxable gains or transaction costs and may negatively affect the Fund’s NAV, performance, or ability to satisfy redemptions in a timely manner.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

LIBOR Risk: Many financial instruments are tied to the London Interbank Offered Rate, or “LIBOR,” to determine payment obligations, financing terms, hedging strategies, or investment value. LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. In 2017, the head of the UK Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Alternatives to LIBOR are in development in many major financial markets. For example, the U.S. Federal Reserve has begun publishing a Secured Overnight Financing Rate (SOFR), a broad measure of secured overnight U.S. Treasury repo rates, as a possible replacement for U.S. dollar LIBOR. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate (SONIA) in England, though global consensus on alternative rates is lacking. There remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments, and the process for amending existing contracts and instruments remains unclear. As such, the transition away from LIBOR may lead to increased volatility and illiquidity in markets that are tied to LIBOR, reduced values of LIBOR-related investments, and reduced effectiveness of hedging strategies, adversely affecting the Fund’s performance or NAV. In addition, any alternative reference rate may be an ineffective substitute resulting in prolonged adverse market conditions for the Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

This is not a complete list of risks that may affect the Fund. For additional information concerning the risks of investing in the Fund, please consult the Fund’s prospectus.

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 9. Subsequent Events

Management has evaluated events and transactions occurring after December 31, 2019 through the date that the financial statements were issued, and had determined that no additional disclosure in the financial statements is required.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

Cohen & Steers Preferred Securities and Income Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Cohen & Steers Preferred Securities and Income Fund, Inc. (the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 21, 2020

We have served as the auditor of one or more investment companies in the Cohen & Steers family of mutual funds since 1991.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

TAX INFORMATION—2019 (Unaudited)

For the calendar year ended December 31, 2019, for individual taxpayers, the Fund designates $294,956,446 as qualified dividend income eligible for reduced tax rates, long-term capital gain distributions of $402,081 taxable at the maximum 20% rate, $8,121,613 as qualified business income eligible for the 20% deduction and a short-term capital gain distribution of $32,043,450. In addition, for corporate taxpayers, 29.19% of the ordinary dividends paid qualified for the dividends received deduction (DRD).

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the SEC’s website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Disclosures of the Fund’s complete holdings are required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. Previously, the Fund filed its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which has now been rescinded. Both the Fund’s Form N-Q and Form N-PORT are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s net investment company taxable income and realized gains are a return of capital distributed from the Fund’s assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Benchmark Change

On September 11, 2018, the Fund’s Board of Directors approved a change to the Fund’s blended benchmark from 60% ICE BofAML US IG Institutional Capital Securities Index, 30% ICE BofAML Core Fixed Rate Preferred Securities Index and 10% Bloomberg Barclays Developed Market USD Contingent Capital Index to 60% ICE BofAML US IG Institutional Capital Securities Index, 20% ICE BofAML Core Fixed Rate Preferred Securities Index and 20% Bloomberg Barclays Developed Market USD Contingent Capital Index, effective January 1, 2019.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Expansion of the Availability of Class I Shares

On December 10, 2019, the Fund’s Board of Directors approved expanding the availability of Class I shares to brokerage platforms of firms that have an agreement with the Fund’s distributor to offer Class I shares on a brokerage platform, effective January 1, 2020. In addition, the Fund’s Board of Directors approved expanding the investment minimum waivers on Class I shares to waive the investment minimum for financial intermediaries who have entered into an agreement with the distributor to offer Class I shares on a brokerage platform and allow financial intermediaries to charge commissions on Class I shares, also effective January 1, 2020. Class I shares are already available to advisory platforms that have an agreement with the Fund’s distributor also with the investment minimum waived. Please see the Fund’s prospectus for additional information.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with its investment advisor, administrator, co-administrator, custodian and transfer agent. The management of the Fund’s day-to-day operations is delegated to its officers, the investment advisor, administrator and co-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Interested Directors[4]

Robert H. Steers 1953	Director, Chairman	Until Next Election of Directors	Chief Executive Officer of Cohen & Steers Capital Management, Inc. (CSCM or the Advisor) and its parent, Cohen & Steers, Inc. (CNS) since 2014. Prior to that, Co- Chairman and Co-Chief Executive Officer of the Advisor since 2003 and CNS since 2004. Prior to that, Chairman of the Advisor; Vice President of Cohen & Steers Securities, LLC.	20	Since 1991

Joseph M. Harvey 1963	Director	Until Next Election of Directors	President of the Advisor (since 2003) and President of CNS (since 2004). Chief Investment Officer of CSCM from 2003 to 2019. Prior to that, Senior Vice President and Director of Investment Research of CSCM.	20	Since 2014

(table continued on next page)

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Disinterested Directors

Michael G. Clark 1965	Director	Until Next Election of Directors	CPA and CFA; From 2006 to 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	20	Since 2011

George Grossman 1953	Director	Until Next Election of Directors	Attorney-at-law.	20	Since 1993

Dean A. Junkans 1959	Director	Until Next Election of Directors	CFA; Advisor to SigFig (a registered investment advisor) since July, 2018; Adjunct Professor and Executive–In–Residence, Bethel University Since 2015; Chief Investment Officer at Wells Fargo Private Bank from 2004 to 2014 and Chief Investment Officer of the Wealth, Brokerage and Retirement group at Wells Fargo & Company from 2011 to 2014; former Member and Chair, Claritas Advisory Committee at the CFA Institute from 2013 to 2015; Board Member and Investment Committee Member, Bethel University Foundation since 2010; formerly Corporate Executive Board Member of the National Chief Investment Officers Circle, 2010 to 2015; formerly, Member of the Board of Governors of the University of Wisconsin Foundation, River Falls, 1996 to 2004; U.S. Army Veteran, Gulf War.	20	Since 2015

(table continued on next page)

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Gerald J. Maginnis 1955	Director	Until Next Election of Directors	Philadelphia Office Managing Partner, KPMG LLP from 2006 to 2015; Partner in Charge, KPMG Pennsylvania Audit Practice from 2002 to 2008; President, Pennsylvania Institute of Certified Public Accountants (PICPA) from 2014 to 2015; Member, PICPA Board of Directors from 2012 to 2016; Member, Council of the American Institute of Certified Public Accountants (AICPA) from 2013 to 2017; Member, Board of Trustees of AICPA Foundation since 2015.	20	Since 2015

Jane F. Magpiong 1960	Director	Until Next Election of Directors	President, Untap Potential since 2013; Senior Managing Director, TIAA-CREF, from 2011 to 2013; National Head of Wealth Management, TIAA- CREF, from 2008 to 2011; and prior to that, President, Bank of America Private Bank from 2005 to 2008.	20	Since 2015

(table continued on next page)

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Daphne L. Richards 1966	Director	Until Next Election of Directors	Independent Director of Cartica Management, LLC since 2015; Investment Committee Member of the Berkshire Taconic Community Foundation since 2015 and Member of the Advisory Board of Northeast Dutchess Fund since 2016; President and CIO of Ledge Harbor Management since 2016; formerly at Bessemer Trust Company from 1999 to 2014; prior thereto, held investment positions at Frank Russell Company from 1996 to 1999, Union Bank of Switzerland from 1993 to 1996; Credit Suisse from 1990 to 1993; and Hambros International Venture Capital Fund from 1988 to 1989.	20	Since 2017

C. Edward Ward, Jr 1946	Director	Until Next Election of Directors	Member of The Board of Trustees of Manhattan College, Riverdale, New York from 2004 to 2014; formerly, Director of closed-end fund management for the NYSE where he worked from 1979 to 2004.	20	Since 2004

[1]	The address for each director is 280 Park Avenue, New York, NY 10017.
[2]	On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.
[3]	The length of time served represents the year in which the Director was first elected or appointed to any fund in the Cohen & Steers fund complex.
[4]	“Interested person” as defined in the 1940 Act, of the Fund because of affiliation with CSCM (Interested Directors).

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

The officers of the Fund (other than Messrs. Steers and Harvey, whose biographies are provided above), their address, their year of birth and their principal occupations for at least the past five years are set forth below.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served[2]

Adam M. Derechin 1964	President and Chief Executive Officer	Chief Operating Officer of CSCM since 2003 and CNS since 2004.	Since 2005

James Giallanza 1966	Chief Financial Officer	Executive Vice President of CSCM since 2014 and Prior to that, Senior Vice President of CSCM since 2006.	Since 2006

Lisa D. Phelan 1968	Chief Compliance Officer

Executive Vice President of CSCM since 2015 and prior to that, Senior Vice President of CSCM since 2008. Chief Compliance Officer of CSCM, the

Cohen & Steers funds, Cohen & Steers Asia Limited and CSSL since 2007, 2006, 2005 and 2004, respectively.

Since 2006

Dana A. DeVivo 1981	Secretary and Chief Legal Officer	Senior Vice President of CSCM since 2019. Prior to that, Vice President of CSCM since 2013.	Since 2015

Albert Laskaj 1977	Treasurer	Senior Vice President of CSCM since 2019. Prior to that, Vice President of CSCM since 2015. Prior to that, Director of Legg Mason & Co. since 2013.	Since 2015

Stephen Murphy 1966	Vice President	Senior Vice President of CSCM since 2019. Prior to that, Managing Director at Mirae Asset Securities (USA) Inc. since 2017. Prior to that, VP & Chief Compliance Officer of Weiss Multi-Strategy Adviser LLC since 2011.	Since 2019

William F. Scapell 1968	Vice President	Executive Vice President of CSCM since 2014, Prior to that, Senior Vice President of CSCM since 2003.	Since 2003

Elaine Zaharis-Nikas 1973	Vice President	Senior Vice President of CSCM since 2014. Prior to that, Vice President of CSCM since 2003.	Since 2015

[1]	The address of each officer is 280 Park Avenue, New York, NY 10017.
[2]

Officers serve one-year terms. The length of time served represents the year in which the officer was first elected as an officer of any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers

Director and Chairman

Joseph M. Harvey

Director and Vice President

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

C. Edward Ward, Jr.

Director

Adam M. Derechin

President and Chief Executive Officer

James Giallanza

Chief Financial Officer

Lisa D. Phelan

Chief Compliance Officer

Dana A. DeVivo

Secretary and Chief Legal Officer

Albert Laskaj

Treasurer

Stephen Murphy

Vice President

William F. Scapell

Vice President

Elaine Zaharis-Nikas

Vice President

KEY INFORMATION

Investment Advisor and Administrator

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, NY 10017

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

DST Asset Manager Solutions, Inc.

P.O. Box 219953

Kansas City, MO 64121-9953

(800) 437-9912

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Distributor

Cohen & Steers Securities, LLC

280 Park Avenue

New York, NY 10017

NASDAQ Symbol:	Class A—CPXAX
Class C—CPXCX
Class F—CPXFX
Class I—CPXIX
Class R—CPRRX
Class Z—CPXZX

Website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Preferred Securities and Income Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

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Cohen & Steers

Preferred

Securities and

Income Fund

Annual Report December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.cohenandsteers.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, by signing up at www.cohenandsteers.com.

You may elect to receive all future reports in paper, free of charge, at any time. If you invest through a financial intermediary, you can contact your financial intermediary or, if you are a direct investor, you can call (800) 330-7348 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held within the fund complex if you invest directly with the Fund.

CPXAXAR

Item 2. Code of Ethics.

The registrant has adopted an Amended and Restated Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Code of Ethics was in effect during the reporting period. The registrant has not amended the Code of Ethics as described in Form N-CSR during the reporting period. The registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the reporting period. A current copy of the Code of Ethics is available on the registrant’s website at https://www.cohenandsteers.com/assets/content/uploads/Code_of_Ethics_for_Principal_Executive_and_Principal_Financial_Officers_of_the_Funds.pdf. Upon request, a copy of the Code of Ethics can be obtained free of charge by calling 800-330-7348 or writing to the Secretary of the Registrant, 280 Park Avenue, 10th floor, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Gerald J. Maginnis qualifies as an audit committee financial expert based on his years of experience in the public accounting profession. The registrant’s board has determined that Michael G. Clark qualifies as an audit committee financial expert based on his years of experience in the public accounting profession and the investment management and financial services industry. Each of Messrs. Clark and Maginnis are members of the board’s audit committee, and each is independent as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years ended December 31, 2019 and December 31, 2018 for professional services rendered by the registrant’s principal accountant were as follows:

	2019	2018
Audit Fees	$43,690	$43,040
Audit-Related Fees	$0	$0
Tax Fees	$5,940	$5,850
All Other Fees	$0	$0

Tax fees were billed in connection with tax compliance services, including the preparation and review of federal and state tax returns.

(e)(1) The audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment advisor and any sub-advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant to the investment advisor.

(e)(2) No services included in (b) – (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal years ended December 31, 2019 and December 31, 2018, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant were:

	2019	2018
Registrant	$5,940	$5,850
Investment Advisor	$0	$0

(h) The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin Title: Principal Executive Officer (President and Chief Executive Officer)

Date:	March 2, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin Title: Principal Executive Officer (President and Chief Executive Officer)

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Financial Officer (Chief Financial Officer)

Date: March 2, 2020